Stock-Based Compensation	12 Months Ended
Dec. 31, 2021
Stock-Based Compensation [Abstract]
Stock-Based Compensation

Note 11 - Stock-Based Compensation

Restricted Shares and Restricted Stock Units

On June 17, 2019, our stockholders considered and approved the 2019 Long Term Incentive Plan, or the Equity Incentive Plan, and reserved 1,040,038 shares of common stock for issuance thereunder. The Equity Incentive Plan was previously approved, subject to stockholder approval, by the board of directors of Akerna on January 23, 2019. The Equity Incentive Plan became effective immediately upon the Closing of the Mergers. On June 26, 2020, the stockholders approved an amendment to the Equity Incentive Plan and increased the shares authorized for issuance thereunder by 525,000 to 1,565,038.

We grant restricted stock units, or RSUs, that are subject to time-based vesting and require continuous employment, typically over a period of four years from the grant date or the first day of the service period.

Prior to the Mergers, MJF had Profit Interest Incentive Plan in place whereby it could grant Profits Interest Units, or PIUs, to employees or consultants and other independent advisors of the Company. PIUs granted under the Profits Interest Plan would generally vest once a year over four years commencing on the date granted or based on specified performance targets. MJF had the right, but not the obligation, to repurchase vested PIUs from holders upon their termination of employment. Unvested PIUs were to be forfeited upon termination of employment. If the holder was terminated for cause, as defined, all vested and unvested units would be forfeited. PIUs repurchased or canceled or forfeited by the award recipient were available for reissuance. Upon completion of the Mergers, the non-vested PIUs were exchanged for and became subject to restricted stock agreements, or Restricted Shares, with varying vesting terms that reflect the vesting conditions applicable to the individual PIUs at the time of the merger.

We determined the PIUs represented a profit-sharing compensation arrangement that had value only upon a defined liquidating event. Accordingly, no value was accrued for the PIUs prior to the Mergers on June 17, 2019, which met the definition of a liquidating event. As a result, we recorded a one-time charge of approximately $3.4 million, which represented the charge associated with issuing fully vested shares of common stock in exchange for the PIUs.

A summary of our unvested Restricted Shares and RSUs activity is presented in the table below:

	Restricted Shares	Restricted Stock Units	Total	Weighted Average Grant Date Fair Value
Unvested as of June 30, 2020	72,313	534,302	606,615	$6.56
Granted	—	429,974	429,974	4.88
Vested	(8,024)	(157,350)	(165,374)	5.08
Forfeited	—	(43,906)	(43,906)	6.83
Unvested as of December 31, 2020	64,289	763,020	827,309	$6.77
Granted	—	447,642	447,642	4.05
Vested	(30,559)	(427,711)	(458,270)	5.55
Forfeited	(1,336)	(99,184)	(100,520)	4.51
Unvested as of December 31, 2021	32,394	683,767	716,161	5.47

For the year ended December 31, 2021, six months ended December 31, 2020, and year ended June 30, 2020 we recognized stock-based compensation expense related to the ratable amortization of the unvested Restricted Shares and RSUs of $2.0 million, $2.0 million, and $1.3 million, respectively. Stock-based compensation expense is included in operating expenses and cost of sales on our consolidated statements of operations consistent with the allocation of other compensation arrangements. During the year ended December 31, 2021, six months ended December 31, 2020, and year ended June 30, 2020, we capitalized $0.04 million, $0.2 million and $0.1 million, respectively, in stock-based compensation costs as software development cost. The $3.7 million of unrecognized costs as of December 31, 2021 related to Restricted Shares and RSUs will be ratably recognized over an estimated weighted average remaining vesting period of 2.41 years.